AMENDMENT, dated as September 3, 2003, to the Settlement Agreement, dated October 23, 2002 (the "Settlement Agreement"), by and among Elite Pharmaceuticals, Inc., a Delaware corporation ("ELITE" or the "COMPANY"), Harris Freedman, Sharon Will, Michael H. Freedman, Bridge Ventures, Inc., a Florida corporation, Bridge Ventures, Inc., Employee Pension Plan, SMACS Holding Corp., a Florida corporation, Saggi Capital Corp., a New York corporation, Saggi Capital Corp. Money Purchase Plan and Saggi Capital Corp. Profit Sharing Plan (collectively the "FREEDMAN GROUP").

                                    Recitals:

         Pursuant to the Settlement Agreement the Company offered to issue New Warrants for Old Warrants upon payment by the holder of Old Warrants of $.10 per share subject to issuance upon exercise of the Old Warrants.

         The Company has agreed subject to the terms and conditions of this Amendment to issue the New Warrants solely in exchange for the Old Warrants without the holder of the Old Warrants required to make any cash payment therefore.

         Each capitalized term used herein and not otherwise defined shall have the meaning assigned to such term in the Settlement Agreement.

         NOW, THEREFORE, IT IS HEREBY AGREED:

         1. ARTICLE THREE of the Settlement Agreement is hereby revised and amended to read as follows:

                                  "Article III

                                 Exchange Offer

         Section 3.1 Exchange Offer.

                  (a) Promptly following the Effective Date, Elite shall offer to all holders of its outstanding Class A Warrants which expired November 30, 2002 (the "OLD WARRANTS") to issue in exchange for their Old Warrants pursuant to the conditions summarized below NEW WARRANTS in the form of Exhibit A hereto upon delivery of the registered holder's certificate evidencing the Old Warrants.

                  (b) The New Warrants will (i) be exercisable for the same number of shares of Common Stock as the Old Warrants, (ii) have an exercise price of $5.00 per share (subject to appropriate adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization or reclassification occurring after the date hereof in respect of the Common Stock), (iii) expire on November 30, 2005 the "EXPIRATION DATE"), and (iv) except as set forth herein will have substantially all of the same other terms and conditions as the Old Warrants.

                  (c) The New Warrants shall provide that (i) if the Warrant Shares Registration Statement (as defined below) is not effective on any date during the thirty (30) day period immediately prior to and including the

Expiration Date (the "THIRTY DAY PERIOD"), and (ii) Elite's Common Stock trades at a price greater than $5.00 (subject to appropriate adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization or reclassification occurring after the date hereof in respect of the Common Stock) on any trading day on which the Warrant Shares Registration Statement is not effective during the Thirty Day Period, then the Expiration Date shall be extended to the 30th day after the date on which the Warrant Shares Registration Statement is again effective and available for the exercise of the New Warrants. Such provisions shall apply to any subsequent suspension of the Warrant Shares Registration Statement occurring prior to the then-current Expiration Date.

                  (d) Upon the occurrence of Elite becoming eligible to use Form S-3 (or any successor "short-form" registration statement) to register the Warrant Shares (the "S-3 ELIGIBILITY DATE") (the "REGISTRATION EVENT") (but in no event later than 15 days thereafter), Elite shall prepare and file with the Commission a Registration Statement on Form S-3, or such successor form, the "WARRANT SHARES REGISTRATION STATEMENT") registering the shares of Common Stock issuable upon exercise of the New Warrants and shall use commercially reasonable efforts to cause the Warrant Shares Registration Statement to become effective, including to respond to all comments from the Commission and to file all amendments to the Warrant Shares Registration Statement so required to respond to such comments. Elite shall use commercially reasonable efforts to maintain the effectiveness of the Warrant Shares Registration Statement until such time as the New Warrants are no longer outstanding.

                  (e) Prior to the S-3 Eligibility Date, Elite shall deliver or cause to be delivered to all holders of New Warrants, (i) the information required by Rule 14a-3(b) promulgated pursuant to the Exchange Act and (ii) the information required by Items 401, 402 and 403 of Regulation S-K promulgated pursuant to the Securities Act.

                  (f) Notwithstanding the other provisions of this Section 3.1, Elite may suspend the use of the prospectus contained in the Warrant Shares Registration Statement for a period not to exceed 45 days in any 180-day period or an aggregate of 90 days in any 365 day period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides warrantholders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

                  (g) The New Warrants will not be transferable except by operation of law.

                  Section 3.2 Expenses. Elite will pay all expenses associated with the Warrant Share Registration Statement excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals."

         2. Section 9.1 of the Settlement Agreement is hereby amended to provide that the notices to Elite shall be sent to the attention of Bernard

Berk, Chief Executive Officer, copy to Reitler Brown LLC, 800 Third Avenue, New York, New York 10022, Facsimile: (212) 371-5500, Attention: Scott Rosenblatt, Esq.

         3. Except as provided above, this Amendment does not amend any other provision of the Settlement Agreement.

                 [Remainder of this Page is Intentionally Blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment or caused this Amendment to be duly executed by their authorized representative, as of the day and year first above written.

                                       ELITE PHARMACEUTICALS, INC.

                                       By: /s/ BERNARD BERK
                                           ------------------------------
                                           Name:  Bernard Berk
                                           Title: Chief Executive Officer



                                           /s/ HARRIS FREEDMAN
                                           ------------------------------
                                           Harris Freedman

                                       Address:
                                       Telephone:
                                       Facsimile:


                                           /s/ SHARON WILL
                                           ------------------------------
                                           Sharon Will

                                       Address:
                                       Telephone:
                                       Facsimile:


                                           /s/ MICHAEL H. FREEDMAN
                                           ------------------------------
                                           Michael H. Freedman

                                       Address:
                                       Telephone:
                                       Facsimile:


                                       BRIDGE VENTURES, INC.

                                       By: /s/ HARRIS FREEDMAN
                                           ------------------------------
                                           Name:  Harris Freedman
                                           Title: Secretary

                                       Address:
                                       Telephone:
                                       Facsimile:

                                       BRIDGE VENTURES, INC. EMPLOYEE
                                        PENSION PLAN

                                       By: /s/ HARRIS FREEDMAN
                                           ------------------------------
                                           Name:  Harris Freedman
                                           Title: Trustee

                                       Address:
                                       Telephone:
                                       Facsimile:


                                       SMACS HOLDING CORP.

                                       By: /s/ HARRIS FREEDMAN
                                           ------------------------------
                                           Name:  Harris Freedman
                                           Title: Trustee

                                       Address:
                                       Telephone:
                                       Facsimile:


                                       SAGGI CAPITAL CORP.

                                       By: /s/ SHARON WILL
                                           ------------------------------
                                           Name:  Sharon Will
                                           Title: President

                                       Address:
                                       Telephone:
                                       Facsimile:


                                       SAGGI CAPITAL CORP. MONEY
                                        PURCHASE PLAN

                                       By: /s/ SHARON WILL
                                           ------------------------------
                                           Name:  Sharon Will
                                           Title: Trustee

                                       Address:
                                       Telephone:
                                       Facsimile:

                                       SAGGI CAPITAL CORP. PROFIT
                                        SHARING PLAN

                                       By: /s/ SHARON WILL
                                           ------------------------------
                                           Name:  Sharon Will
                                           Title: Trustee

                                       Address:
                                       Telephone:
                                       Facsimile: